Exhibit 10.6

                                                             EXECUTION COPY

                    FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of October 31, 2002, is by and among Noveon International, Inc. (formerly known as PMD Group Holdings Inc.) ("Holdings"), Noveon, Inc. (formerly known as PMD Group Inc.) (the "Borrower"), the financial institutions signatory hereto in their capacity as Lenders (as defined below) under the Credit Agreement (as defined below), Deutsche Bank Trust Company Americas (formerly named Bankers Trust Company) as administrative agent for the Lenders (the "Administrative Agent"), Credit Suisse First Boston, as syndication agent for the Lenders (the "Syndication Agent") and together with Deutsche Bank Trust Company Americas each a joint lead arranger and joint book manager.

                           W I T N E S S E T H :
                           - - - - - - - - - -

     WHEREAS, Borrower, Holdings, certain financial institutions (the "Lenders"), Administrative Agent and Syndication Agent are parties to that certain Credit Agreement dated as of February 28, 2001 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), pursuant to which the Lenders have provided to Borrower credit facilities and other financial accommodations; and

     WHEREAS, Borrower has requested that Administrative Agent and Lenders amend the Credit Agreement in certain respects as set forth herein and Lenders and Administrative Agent are agreeable to the same, subject to the terms and conditions hereof.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Terms capitalized herein and not otherwise defined herein are used with the meanings ascribed to such terms in the Credit Agreement.

     2. Amendment to Credit Agreement. The Credit Agreement is, as of the First Amendment Effective Date (as defined below), hereby amended as follows:

     (a) Section 1.1 of the Credit Agreement is amended by inserting (in alphabetical order) the following defined terms:

          "Discount Note Prepayment" means the repayment by Holdings of $45 million of the outstanding accrued and unpaid interest and principal on the Holdings Discount Note in a transaction in which the prepayment is treated as a "Special Prepayment" as defined in the Holdings Discount Note, as amended, and pursuant to which the principal amount of the Holdings
Discount Note is reduced in the manner specified in Section 8 of the Holdings Discount Note.

          "Discount Note Cash Prepayment Amount" means $45 million.

          "First Amendment" means that certain First Amendment to Credit Agreement dated as of October __, 2002 by and among Holdings, Borrower, Lenders, Administrative Agent and Syndication Agent.

          "First Amendment Effective Date" as defined in Section 5 of the First Amendment.

          "First  Amendment  Voluntary   Prepayment"  means  the  voluntary
     prepayment by the Borrower of Term Loans in a minimum amount of $45 million out of cash on hand on the First Amendment Effective Date.

     (b) Section 1.1 of the Credit Agreement is further amended by deleting the references to "December 31, 2002" in the definitions of "Excess Cash Flow" and "Excess Cash Payment Date" and replacing such references with references to "December 31, 2003".

     (c) Section 1.1 of the Credit Agreement is further amended by adding the following new proviso immediately at the end of the definition of "Leverage Ratio":

          "provided, further, that for purposes of calculating the Leverage Ratio for the Fiscal Quarter ended September 30, 2002, Consolidated Debt less Cash and Cash Equivalents shall be calculated on a pro forma basis giving pro forma effect to the Restricted Payment by the Borrower to Holdings of the Discount Note Prepayment Amount as if such Restricted Payment had been made during such Fiscal Quarter."

     (d) Section 4.3(a) of the Credit Agreement is amended by amending clause (v) contained therein to insert the language "other than a voluntary prepayment consisting of the First Amendment Voluntary Prepayment" therein immediately after the phrase "each voluntary prepayment of Term Loans".

     (e) Section 4.3(a) of the Credit Agreement is further amended by deleting the "." at the end of clause (v) thereof and replacing it with the following new language:

          "; and (vi) subject to Section 4.5(c), the First Amendment Voluntary Prepayment shall be applied in the appropriate currency first to the Scheduled Term A Dollar Repayments, Scheduled Term A Euro Repayments, Scheduled Term B Dollar Repayments, Scheduled Term B Euro Repayments in each case due December 31, 2002 and in Fiscal Year 2003 in direct order of maturity) and, thereafter, subject to Section 4.5(c) shall be applied in the appropriate currency and in proportional amounts equal to the Term A Dollar Percentage, Term A Euro Percentage, Term B Dollar Percentage, Term B Euro Percentage (in each case, after giving effect to the prepayments made to the Scheduled Term A Dollar Repayments, Scheduled Term A Euro Repayments, Scheduled Term B Dollar Repayments, Scheduled Term B Euro Repayments due December 31, 2002 and in Fiscal Year 2003 as specified above), as the case may be, of such remaining prepayment, and, within each Term Loan, shall be applied to reduce the remaining Scheduled Term A Repayments and Scheduled Term B Repayments on a pro rata basis (based upon the then remaining principal amount of such Scheduled Term A Repayments and Scheduled Term B Repayments, respectively)."

     (f) Section 4.4(d) of the Credit Agreement is amended by inserting a new sentence at the end of such Section to read as follows:

          "Notwithstanding anything else in this Section to the contrary, in the event that the Leverage Ratio for the most recent Excess Cash Flow Period is less than 2.75x, then no mandatory repayment of Excess Cash Flow shall be required by this Section for such Excess Cash Flow Period."

     (g) Section 8.5 of the Credit Agreement is amended by inserting a new sentence at the end of such Section to read as follows:

          "Notwithstanding anything else in this Section to the contrary, immediately following payment of the First Amendment Voluntary Prepayment, the Borrower may make a Restricted Payment to Holdings out of cash on hand in the amount of the Discount Note Cash Prepayment Amount; provided that Holdings shall immediately utilize such Restricted Payment to make the Discount Note Prepayment."

     3. Amendment Fee. In consideration of the execution of this Amendment by Administrative Agent and the Required Lenders, Borrower hereby agree to pay to each Lender which executes this Amendment on or prior to 5:00 p.m. (central standard time) October 25, 2002 a fee (the "Amendment Fee") in an amount equal to (a) such Lender's Domestic Revolving Commitment plus such Lender's Multicurrency Revolving Commitment each as in effect on the First Amendment Effective Date plus the aggregate outstanding Dollar Equivalent principal amount of such Lender's Term Loans (after giving effect to the First Amendment Voluntary Prepayment) multiplied by (b) 0.10%.

     4. Representations and Warranties. In order to induce Administrative Agent and the Lenders to enter into this Amendment, each of Borrower and Holdings hereby represents and warrants to Administrative Agent and the Lenders, in each case after giving effect to this Amendment, as follows:

     (a) Each of the Borrower and Holdings has the right, power and capacity and has been duly authorized and empowered by all requisite corporate and shareholder action to enter into, execute, deliver and perform this Amendment and all agreements, documents and instruments executed and delivered pursuant to this Amendment.

     (b) This Amendment constitutes each of the Borrower's and Holdings' legal, valid and binding obligation, enforceable against it, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law or otherwise).

     (c) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects at and as of the First Amendment Effective Date as though made on and as of the First Amendment Effective Date (except to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct in all material respects as of such earlier date).

     (d) Each of the Borrower's and Holdings' execution, delivery and performance of this Amendment do not and will not violate its Articles or Certificate of Incorporation or By-laws, any law, rule, regulation, order, writ, judgment, decree or award applicable to it or any contractual provision (except as otherwise expressly waived hereby) to which it is a party or to which it or any of its property is subject.

     (e) No authorization or approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body (other than those which have been obtained and are in force and effect) is required in connection with the execution, delivery and performance by Borrower, Holdings or any other Credit Party of this Amendment and all agreements, documents and instruments executed and delivered pursuant to this Amendment.

     (f) No Event of Default or Unmatured Event of Default exists under the Credit Agreement or would exist after giving effect to the amendments and transactions contemplated by this Amendment.

     5. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the "First Amendment Effective Date") each of the following conditions precedent is satisfied:

     (a)  Execution  and  Delivery  of   Amendment.   Borrower,   Holdings,
Administrative Agent and Required Lenders shall have executed and delivered the Amendment.

     (b) Execution and Delivery of Loan Documents. Administrative Agent shall have received each of the following documents, all of which shall be satisfactory in form and substance to Administrative Agent and its counsel:

          (1) A certificate of a Responsible Officer of Holdings and the Borrower in the form of Exhibit A attached hereto;

          (2) A Reaffirmation of Guaranty executed by a Responsible Officer of the Subsidiary Guarantors in the form of Exhibit B attached hereto;

          (3) An opinion of Fried, Frank, Harris, Shriver & Jacobson, special counsel to the Credit Parties, addressed to Agent and each of the Lenders and dated the First Amendment Effective Date, which shall be in form and substance reasonably satisfactory to the Administrative Agent and shall cover such matters incident to the transactions contemplated herein and in the other Loan Documents as the Administrative Agent or the Required Lenders may reasonably request;

          (4) A certificate, dated the First Amendment Effective Date, signed by the secretary or any assistant secretary of each of Borrower and Holdings, in the form of Exhibit 5.1(f) to the Credit Agreement with appropriate insertions, as to the incumbency and signature of the officers of each of Borrower and Holdings (in form and substance satisfactory to Administrative Agent) and any certificate or other document or instrument to be delivered pursuant hereto or thereto by or on behalf of Borrower or Holdings, together with evidence of the incumbency of such Secretary or Assistant Secretary, and certifying as true and correct, attached copies of the Certificate of Incorporation and By-Laws of Borrower and Holdings (or certifying that there has been no change in such Certificate of Incorporation and By-Laws from those delivered to the Lenders on the Effective Date) and the resolutions of Borrower and Holdings referred to in such certificate and all of the foregoing (including each such Certificate of Incorporation and By-Laws) shall be satisfactory to Administrative Agent or the Required Lenders;

          (5) Good standing certificates for each of Borrower and Holdings from their respective jurisdictions of incorporation.

     (c) Payment of the First Amendment Voluntary Prepayment. Borrower shall have paid in full to the Administrative Agent for the benefit of the Lenders with Term Loans the First Amendment Voluntary Prepayment, which First Amendment Voluntary Prepayment shall be applied in the manner provided by Section 4.3(a) of the Credit Agreement as amended by this Amendment.

     (d) Payment of First Amendment Effective Date Amendment Fee. Borrower shall have paid in full to Administrative Agent, for ratable distribution to those Lenders that have signed this Amendment on or prior to October 25, 2002, an amount equal to the Amendment Fee.

     (e) Representations and Warranties. The representations and warranties of the Borrower, Holdings and the other Credit Parties contained in this Amendment, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the First Amendment Effective Date, with the same effect as though made on such date, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

     (f) No Defaults. No Unmatured Event of Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

     6. Miscellaneous. The parties hereto hereby further agree as follows:

     (a) Costs, Expenses and Taxes. Borrower hereby agrees to pay all reasonable fees, costs and expenses of Administrative Agent incurred in connection with the negotiation, preparation and execution of this Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of Winston & Strawn, counsel to the Administrative Agent.

     (b) Counterparts. This Amendment may be executed in one or more counterparts any of which may be a facsimile and each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one (1) such counterpart.

     (c) Headings. Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

     (d) Integration. This Amendment and the Credit Agreement (as amended hereby) constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

     (e) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES).

     (f) Binding Effect. This Amendment shall be binding upon and inure to the benefit of and be enforceable by Holdings, Borrower, Administrative Agent and Lenders and their respective successors and assigns. Except as expressly set forth to the contrary herein, this Amendment shall not be construed so as to confer any right or benefit upon any Person other than Holdings, Borrower, Administrative Agent and the Lenders and their respective successors and permitted assigns.

     (g) Amendment; Waiver. The parties hereto agree and acknowledge that nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of Lenders or Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. No delay on the part of any Lender or Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. On and after the First Amendment Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder,"
"hereof," "herein" or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. Holdings and Borrower acknowledge and agree that this Amendment constitutes a "Loan Document" for purposes of the Credit Agreement, including, without limitation, Section 10.1 of the Credit Agreement. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 12.1 of the Credit Agreement.

                          [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.


                                        NOVEON, INC.


                                        By:/s/ Sean M. Stack
                                           ------------------------------------
                                        Name:  Sean M. Stack
                                             ----------------------------------
                                        Title: V.P. & Treasurer
                                              ---------------------------------


                                        NOVEON INTERNATIONAL, INC.


                                        By:/s/ Sean M. Stack
                                           ------------------------------------
                                        Name:  Sean M. Stack
                                             ----------------------------------
                                        Title: V.P. & Treasurer
                                              ---------------------------------

                                        DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                        in its individual capacity and as
                                        Administrative Agent


                                        By:/s/ M. A. Orlando
                                           ------------------------------------
                                        Name:  Marco Orlando
                                             ----------------------------------
                                        Title: Director
                                              ---------------------------------

                                        CREDIT SUISSE FIRST BOSTON, acting
                                        through Cayman Islands Branch

                                        By:/s/ James P. Moran
                                           ------------------------------------
                                        Name:  James P. Moran
                                             ----------------------------------
                                        Title: Director
                                              ---------------------------------

                                        By:/s/ Ian W. Nalitt
                                           ------------------------------------
                                        Name:  Ian W. Nalitt
                                             ----------------------------------
                                        Title: Associate
                                              ---------------------------------

                                        [Name of Lending Institution]


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                 EXHIBIT A
                                 ---------

                           CERTIFICATE OF OFFICER
                           ----------------------

     I, the undersigned, the Insert Title of Noveon, Inc. (the "Borrower"), and Insert Title of Noveon International, Inc. ("Holdings"), in accordance with Section 5(b) of that certain First Amendment to Credit Agreement dated as of October ___, 2002 (the "Agreement") among Holdings, the Borrower, Deutsche Bank Trust Company Americas, as Administrative Agent, Credit Suisse First Boston as Syndication Agent, and the financial institutions signatory thereto as Lenders, do hereby certify on behalf of Borrower and Holdings, the following:

     1. The representations and warranties set forth in Section 4 of the Agreement are true and correct in all material respects as of the date hereof except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties were true and correct in all material respects as of such specified date;

     2. No Event of Default or Unmatured Event of Default (except as otherwise expressly waived by the Agreement) has occurred and is continuing after giving effect to the Agreement; and

     3. The conditions of Section 5 of the Agreement have been fully satisfied.

     Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Agreement.

                          [signature page follows]

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered on behalf of Borrower and Holdings this Certificate of Officer on this ___ day of October, 2002.



NOVEON, INC.                            NOVEON INTERNATIONAL, INC.


By:                                     By:
   -------------------------------         -------------------------------
Name:                                   Name:
     -----------------------------           -----------------------------
Title:                                  Title:
      ----------------------------            ----------------------------

                                 EXHIBIT B

                         REAFFIRMATION OF GUARANTEE
                         --------------------------

     Each of the undersigned acknowledges receipt of a copy of the First Amendment to Credit Agreement (the "Agreement"; capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Agreement) dated as of October___, 2002, by and among Noveon, Inc. (the "Borrower"), Noveon International, Inc. ("Holdings"), Deutsche Bank Trust Company Americas, as Administrative Agent, Credit Suisse First Boston as Syndication Agent, and the financial institutions signatory thereto as Lenders, consents to such Agreement and each of the transactions referenced in the Agreement and hereby reaffirms its obligations under the Subsidiary Guaranty.

Dated as of October ___, 2002.

                                        [INSERT SUBSIDIARY NAMES]

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------